Exhibit 10.16.18

CONFIDENTIAL TREATMENT

N T     C O N F I D E N T I A L

FIRST AMENDMENT TO TERRITORY LICENSE NO. 8

This First Amendment (“First Amendment”) to Territory License No. 8 (“TL 8”), with an effective date of December 1, 2011, to the Data License Agreement (the “DLA”), dated December 1, 2002, by and between TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”) and Navigation Technologies Corporation (“NTC”), which was subsequently assigned by NTC to NAVTEQ North America, LLC (collectively “NT”), is made and entered into as of the date of last signature below (“First Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this First Amendment shall have the meanings set forth in the DLA and TL 8.

WHEREAS, NT and Client desire to amend certain provisions of TL 8 with this First Amendment;

WHEREFORE, the parties agree as follows:

1.	[*****] Program. In lieu of the pricing set forth in Sections 1-3 of Exhibit A to TL 8, the special pricing set forth below shall apply to Copies of the Data which are distributed in connection with the [*****] Program described below to [*****] that are already in [*****] (“[*****] Copies”). For purposes of this First Amendment, “[*****] Program” means a [*****] program in which [*****] of the Data provided by NT is distributed as a [*****] unit for all [*****] units in [*****]. For the sake of clarity, the foregoing does not include an optional [*****] program in which the distribution of [*****] of the Data is dependent on the End-User opting into the program and/or paying for [*****]. The pricing set forth below is the amount of the License Fee to be paid by Client to NT for each [*****] and does not include any distribution costs or other costs to Client.

TERRITORY OF DATA	SPECIAL LICENSE FEE PER [*****] COPY
US/Canada Territory	[*****]

United Stated & Mexico Territory	[*****]

Latin America Territory	[*****]

2.	Except as otherwise modified herein, the terms of the DLA and TL 8 shall remain in full force and effect.

*            *             *

IN WITNESS WHEREOF, the parties have caused this Fourteenth Amendment to be executed by their authorized representatives as of the Fourteenth Amendment Effective Date.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Stephen W. Kelley	By:	/s/ Douglas S. Miller
Name:	Stephen W. Kelley	Name:	Douglas S. Miller
Title:	Director	Title:	Chief Financial Officer
Date:	2/7/2012	Date:	1/9/2012

Amendment 1 to TL 8 (TeleNav 12-22-11gpd) NA Consumer	Page 1 of 1

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.